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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 29, 2001
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                          NEW CENTURY COMPANIES, INC.
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              (Exact name of Registrant as Specified in Charter)

         Delaware                  0-9459                     06-1034587
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(State of Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)          File Number)             Identification No.)

               9515 Sorenson Avenue, Santa Fe Springs, CA 90670
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code      (562)906-8455
                                                        ------------------------

                           InternetMercado.com, Inc.
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         (Former name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On June 29, 2001, the Registrant appointed Singer Lewak Greenbaum & Goldstein LLP ("Singer") as independent auditors of the Registrant for the fiscal year ended March 31, 2001. Prior to the engagement of Singer, neither the Registrant nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, or type of audit opinion that might be rendered on the Registrant's financial statements.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NEW CENTURY COMPANIES, INC.

Date   August 9, 2001                                By /s/ David Duquette
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                                                     Name: David Duquette
                                                     Title: President